                                                                    EXHIBIT 10.2


                         CONTINENTAL CABLEVISION, INC.

                               CREDIT AGREEMENT

                                Amendment No. 3
                                ---------------


     This Agreement, dated as of June 24, 1996, is among Continental Cablevision, Inc., a Delaware corporation, certain of its subsidiaries, The First National Bank of Boston, in its capacity as Administrative Agent and as a Managing Agent for itself and the other Lenders, and The Bank of New York, in its capacity as a Managing Agent for itself and the other Lenders. The parties agree as follows:

1. Reference to Credit Agreement; Definitions.  Reference is made to the
   ------------------------------------------
Amended and Restated Credit Agreement dated as of October 1, 1994, as amended and in effect on the date hereof prior to giving effect to this Agreement (the "Credit Agreement"), among the Company, its subsidiaries from time to time party
- -----------------
thereto, the Lenders from time to time party thereto, the Administrative Agent and the Managing Agents. Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are
             ------------------------
used herein with the meanings so defined. References in this Agreement to "Sections" and "Exhibits", except as the context otherwise dictates, are references to sections hereof and exhibits hereto.

2. Amendments to Credit Agreement.  Effective on the date hereof, the Credit
   ------------------------------
Agreement is hereby amended as follows:

     2.1. Amendment to Section 1.2.23.  Section 1.2.23 of the Credit Agreement
          ---------------------------
is amended to read in its entirety as follows:

            "1.2.23.  "Company" means Continental Cablevision, Inc., a Delaware
                       -------
corporation, and its successor by merger to the extent permitted by Section 7.11.4."

     2.2. Addition of Section 7.11.4.  A new Section 7.11.4 is added to the
          --------------------------
Credit Agreement immediately after Section 7.11.3 of the Credit Agreement to read in its entirety as follows:
            "7.11.4. The Company may consolidate with and merge into U S WEST, Inc. or a wholly owned subsidiary of U S WEST, Inc. in accordance with the Merger Agreement, so long as:

               (a) either (i) U S WEST, Inc. succeeds to and assumes all of the liabilities and obligations of the Company under each of the Lender Agreements pursuant to an assumption agreement or other written instrument reasonably satisfactory to the Managing Agents, or (ii) U S WEST, Inc. or U S WEST Capital Funding Inc. guarantees the payment and performance of the Credit Obligations pursuant to a guarantee that is reasonably satisfactory to the Managing Agents; and in each such case the Lenders have been furnished with legal opinions reasonably satisfactory to the Managing Agents and evidence of corporate authorization with respect to U S WEST, Inc. or U S WEST Capital Funding Inc.; and

               (b) immediately after giving effect to such merger, no Default exists."

     2.3. Amendment to Section 9.1.7.  Section 9.1.7 of the Credit Agreement is
          --------------------------
amended to read in its entirety as follows:

            "9.1.7.  Prior to the consummation of the merger permitted by
     Section 7.11.4, the Management Group shall fail to own, directly or indirectly, at least 25% of the voting power of the Company's capital stock; provided, however, that so long as the Management Group maintains a
            --------  -------
     block of the voting power of the Company's capital stock larger than any block held by any other Person together with "affiliates" (as defined in Rule 12b-2 under the Exchange Act) of such Person and any members of a "group" (within the meaning of Rule 13d-1 under the Exchange Act) with such Person, the voting power of the Management Group may decrease below 25% after an offering and sale of capital stock by the Company."

3. Representations and Warranties. In order to induce the Administrative Agent
   ------------------------------
and the Managing Agents to enter into this Agreement, each of the Company and the Guarantors represents and warrants that immediately before and after giving effect to this Agreement, no Default exists.

4. General.  The Amended Credit Agreement and all of the other Lender
   -------
Agreements are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Lender Agreements referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Lender Agreement and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has executed this Agreement under seal by a duly authorized officer as of the date first set forth above.

                         COMPANY:

                         CONTINENTAL CABLEVISION, INC.


                         By    /s/
                           ---------------------------
                         Vice President and Treasurer

                         GUARANTORS:

                         AMERICAN CABLESYSTEMS CORPORATION
                         AMERICAN CABLESYSTEMS OF CALIFORNIA, INC.
                         AMERICAN CABLESYSTEMS OF NEW YORK, INC.
                         CONTINENTAL CABLEVISION ACQUISITIONS OF
                          NORTHERN ILLINOIS, INC.
                         CONTINENTAL CABLEVISION OF CALIFORNIA, INC.
                         CONTINENTAL CABLEVISION OF ILLINOIS, INC.
                         CONTINENTAL CABLEVISION OF JACKSONVILLE, INC. CONTINENTAL CABLEVISION OF MANCHESTER, INC. CONTINENTAL CABLEVISION OF
                          MASSACHUSETTS, INC.
                         CONTINENTAL CABLEVISION OF MICHIGAN, INC.
                         CONTINENTAL CABLEVISION OF NEW ENGLAND, INC.
                         CONTINENTAL CABLEVISION OF NORTHERN
                          ILLINOIS, INC.
                         CONTINENTAL CABLEVISION OF OHIO, INC.
                         CONTINENTAL CABLEVISION OF ST. LOUIS
                          COUNTY, INC.
                         CONTINENTAL CABLEVISION OF ST. PAUL, INC.
                         CONTINENTAL CABLEVISION OF SIERRA
                          VALLEYS, INC.
                         CONTINENTAL CABLEVISION OF VIRGINIA, INC.
                         CONTINENTAL CABLEVISION OF WESTERN
                          NEW ENGLAND, INC.
                         CONTINENTAL CABLEVISION SATELLITE COMPANY
                          OF NORTHERN CALIFORNIA, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                          CHICAGO, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                          FLORIDA, INC.

                         CONTINENTAL SATELLITE COMPANY OF
                           ILLINOIS, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                           MICHIGAN, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                           MINNESOTA, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                           NEW ENGLAND, INC.
                         CONTINENTAL SATELLITE COMPANY OF OHIO, INC.
                         CONTINENTAL SATELLITE COMPANY OF
                            VIRGINIA, INC.
                         FRESNO CABLE TV LIMITED
                         NOR CAL CABLEVISION, INC.
                         TELCAB COMMUNICATIONS, INC.


                         By    /s/
                           -------------------------
                         Vice President and Treasurer of each of the
                            foregoing corporations

                         MANAGING AGENTS:

                         THE FIRST NATIONAL BANK OF BOSTON, as
                          Administrative Agent and as a Managing Agent for itself and the other Lenders


                         By    /s/
                           -------------------------
                           Title:

                         THE BANK OF NEW YORK, as a Managing Agent for itself
                          and the other Lenders


                         By    /s/
                           -------------------------
                           Title:

     Each of the undersigned hereby consents to the foregoing Agreement:

AGENTS:

CANADIAN IMPERIAL BANK                  MELLON BANK, N.A.
 OF COMMERCE

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

NATIONSBANK OF TEXAS, N.A.                THE TORONTO-DOMINION BANK


By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


CO-AGENTS:

THE BANK OF NOVA SCOTIA                   BANK OF TOKYO-MITSUBISHI
                                           LIMITED

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

BANK OF TOKYO-MITSUBISHI                  CHEMICAL BANK, N.A.
 TRUST COMPANY

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

CITIBANK, N.A.                            THE FUJI BANK, LIMITED


By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

INDUSTRIAL BANK OF JAPAN                  THE LONG-TERM CREDIT BANK
                                           OF JAPAN, LIMITED,
                                           NEW YORK BRANCH
By  /s/
  --------------------
  Title:                                  By  /s/
                                            ----------------------
                                            Title:

MORGAN GUARANTY                           ROYAL BANK OF CANADA
 TRUST COMPANY

                                          By  /s/
By  /s/                                     ----------------------
  --------------------                      Title:
  Title:

SOCIETE GENERALE                          THE SUMITOMO BANK, LIMITED,
                                            CHICAGO BRANCH

By  /s/                                   By  /s/
  ----------------------                    ----------------------
  Title:                                    Title:

UNION BANK OF CALIFORNIA


By  /s/
  ----------------------
  Title:


OTHER LENDERS:

BANK OF HAWAII                            BANK OF IRELAND, GRAND
                                             CAYMAN BRANCH

By  /s/                                   By  /s/
  ----------------------                    ----------------------
  Title:                                    Title:

BANK OF MONTREAL                          BANQUE FRANCAISE DU
                                           COMMERCE EXTERIEUR

By  /s/                                   By  /s/
  ----------------------                    ----------------------
  Title:                                    Title:


BANQUE NATIONAL DE PARIS                  BANQUE PARIBAS


By  /s/                                   By  /s/
  ----------------------                    ----------------------
  Title:                                    Title:


By  /s/                                   By  /s/
  ----------------------                    ----------------------
  Title:                                    Title:

CHL HIGH YIELD LOAN PORTFOLIO             CITI NATIONAL BANK
 (A UNIT OF CHEMICAL BANK)

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


COMPAGNIE FINANCIERE DE CIC               CORESTATES BANK, N.A.
 ET DE L'UNION EUROPEENNE

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


CREDIT LOCAL DE FRANCE                    CREDIT LYONNAIS CAYMAN
                                             ISLAND BRANCH

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

CRESTAR BANK                              THE DAI-ICHI KANGYO BANK,
                                           LIMITED, NEW YORK BRANCH

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

DE NATIONAL                               DRESDNER BANK AG NEW YORK
 INVESTERINGSBANK N.V.                     AND GRAND CAYMAN BRANCHES

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

                                          By  /s/
                                            ----------------------
                                            Title:

FIRST BANK                                FIRST HAWAIIAN BANK
 NATIONAL ASSOCIATION

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

THE FIRST NATIONAL BANK                   FLEET NATIONAL BANK
 OF MARYLAND

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

FUYO GENERAL LEASE                        KLEINWORT BENSON LIMITED
  (U.S.A.), INC.

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

THE MITSUBISHI TRUST AND                  NBD BANK, N.A.
 BANKING CORPORATION

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


THE NIPPON CREDIT BANK, LTD.              PEARL STREET L.P.


By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


THE RIGGS BANK N.A.                       THE ROYAL BANK OF
                                           SCOTLAND plc

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


THE SAKURA BANK, LIMITED                  THE SANWA BANK, LIMITED


By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


THE SUMITOMO BANK, LIMITED                THE SUMITOMO TRUST &
                                           BANKING CO., LTD.,
                                           NEW YORK BRANCH

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

By  /s/
  --------------------
  Title:

SUN BANK, N.A.                            SWISS BANK CORPORATION,
                                           NEW YORK BRANCH

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:

                                          By  /s/
                                            ----------------------
                                            Title:


THE TOKAI BANK, LIMITED                   THE TOYO TRUST AND
                                           BANKING CO., LTD.

By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


UNITED JERSEY BANK                        USTrust


By  /s/                                   By  /s/
  --------------------                      ----------------------
  Title:                                    Title:


VAN KAMPEN AMERICAN CAPITAL
 PRIME RATE INCOME TRUST


By  /s/
  --------------------
  Title: